Exhibit 77Q1(a) to ACWMF 11.30.2008 NSAR

1.  Amended and Restated By-Laws effective November 29, 2007 of American Century World Mutual Funds, Inc.,
Filed as Exhibit 99(b) to Form 485B Post-Effective
Amendment No. 48 to the Registrant’s Registration Statement
filed on Form N-1A 03/28/08, and incorporated herein by reference.